UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant    ☐

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☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

Altria Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4)	Date Filed: April 4, 2013

Altria 000004 IMPORTANT ANNUAL MEETING INFORMATION ENDORESEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C1234567890 Vote by Internet Go to www.investorvote.com/altria Or scan the QR Code, that appears to the right, with your smartphone Follow the steps outlined on the secure website QR code Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Altria Group, Inc. 2013 Annual Meeting of Shareholders to be Held on May 16, 2013 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are available at: www.investorvote.com/altria Easy Online Access – A Convenient Way to View Proxy Materials and Vote When you go online to view the proxy materials, you can also vote your shares. Step 1: Go to www.investorvote.com/altria Step 2: Click the button(s) on the right side of the screen to view the proxy materials Step 3: Return to the previous screen and follow the instructions on the screen to log in Step 4: Make your selection as instructed on each screen to select delivery preferences and Vote When you go online, you can also help the environment by consenting to receive electronic delivery of future meeting materials. documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 6, 2013 to facilitate timely delivery. C O Y 002CS40129 01KFDH

Shareholder Meeting Notice The Greater Altria Richmond Group, Inc. Convention 2013 Annual Center, Meeting 403 North of Shareholders 3rd Street, will Richmond, be held Virginia, on Thursday, at 9:00 May a.m. 16, , Eastern 2013 at Time. the Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposals: 1. Election of Directors: 01 - Gerald L. Baliles 02 - Martin J. Barrington 03 - John T. Casteen III 04 - Dinyar S. Devitre 05 - Thomas F. Farrell II 06 - Thomas W. Jones 07 - Debra J. Kelly-Ennis 08 - W. Leo Kiely III 09 - Kathryn B. McQuade 10 - George Muñoz 11 - Nabil Y. Sakkab 2. Ratification of the Selection of Independent Registered Public Accounting Firm 3. Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers The Board of Directors recommends that you vote AGAINST the following proposal: 4. Shareholder Proposal - Disclosure of Lobbying Policies and Practices PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote online or request a paper copy of the proxy materials which will include a proxy card. Admission and Directions to the Altria Group, Inc. 2013 Annual Meeting of Shareholders Admission In order to attend the Annual Meeting, you must submit a written request for an admission ticket. To request an admission ticket, please follow the instructions set forth in the Proxy Statement in response to question 15. Directions Directions to the Altria Group, Inc. 2013 Annual Meeting of Shareholders will be included in your admission packet. Directions also can be found at www.richmondcenter.com/parking-directions.hl Obtaining a Copy of the Proxy Materials — If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy on or before May 6, 2013 to facilitate timely delivery. PLEASE NOTE: You must use the set of numbers located in the shaded bar on the front side of this notice when requesting a set of proxy materials. Telephone — Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the proxy materials by mail for the 2013 Annual Meeting. You can also submit your preference to receive paper or e-mail delivery of future meeting materials. Internet — Go to www.investorvote.com/altria. Follow the instructions to log in and order a paper or e-mail copy of the proxy materials for the 2013 Annual Meeting. You can also submit your preference to receive paper or e-mail delivery of future meeting materials. E-mail — Send an e-mail to investorvote@computershare.com with “Proxy Materials Altria Group, Inc.” in the subject line. Include in the message your full name and address, plus the set of numbers located in the shaded bar on the front of this notice, and state in the e-mail that you want a paper copy of the proxy materials for the 2013 Annual Meeting. You can also state your preference to receive paper or e-mail delivery of future meeting materials. 01KFDH